UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTN	NASDAQ	Stock Market

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTM	NASDAQ	Stock Market

6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTL	NASDAQ	Stock Market

7.000% Series G Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTZ	NASDAQ	Stock Market

9.125% Senior Notes due 2029	NYMTI	NASDAQ	Stock Market

9.125% Senior Notes due 2030	NYMTG	NASDAQ	Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On March 20, 2025, New York Mortgage Trust, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that its Board of Directors (the “Board”) declared a regular quarterly cash dividend on its common stock for the quarter ending March 31, 2025. The Company also announced in the Press Release that the Board declared cash dividends on the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, the Company’s 6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock and the Company’s 7.000% Series G Cumulative Redeemable Preferred Stock for the dividend period that began on January 15, 2025 and ends on April 14, 2025.

Additionally, the Company also announced on March 20, 2025 that the Board established the date, time and location of the 2025 Annual Meeting of the Company’s stockholders (the “Annual Meeting”). The Annual Meeting will be held in a virtual format solely by means of remote communication on June 12, 2025, at 9:00 a.m., Eastern Time, and will be open to the Company’s stockholders of record as of the close of business on April 17, 2025.

A copy of the Press Release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated March 20, 2025.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: March 20, 2025	By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer